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                                                                    EXHIBIT 10.8


                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") dated as of April 10, 1998, among NATIONAL DATA CORPORATION, as Borrower, the banks and other financial institutions listed on the signature pages hereof, as Lenders, THE FIRST NATIONAL BANK OF CHICAGO, as Administrative Agent for such Lenders, and WACHOVIA BANK, N.A., as Documentation Agent for such Lenders.


                             W I T N E S S E T H:
                             -------------------


     WHEREAS, the Borrower, the Lenders, the Administrative Agent, and the Documentation Agent are parties to a certain Credit Agreement dated as of December 19, 1997 (the "Credit Agreement");

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more particularly set forth in this First Amendment;

     NOW, THEREFORE, in consideration of the premises and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  DEFINED TERMS.  Except as otherwise expressly defined herein, all
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capitalized terms used in this First Amendment that are used in the Credit
Agreement shall have the same meanings herein as are specified for such capitalized terms in the Credit Agreement.

2.  AMENDMENTS TO SECTION 1.01 ("DEFINITIONS").  Each of the defined terms "Net
    ------------------------------------------
Proceeds of Capital Stock" and "Special Charges" and the definitions accompanying such terms as set forth in Section 1.01 of the Credit Agreement are hereby deleted in their entirety and the following defined terms and accompanying definitions are hereby substituted in lieu thereof:

          "Net Proceeds of Capital Stock" means any proceeds received or deemed
           -----------------------------
     received by the Borrower or its Consolidated Subsidiary in respect of the issuance or sale of Capital Stock or conversion of any Debt to Capital Stock, after deducting therefrom all reasonable and customary costs and expenses incurred by the Borrower or such Consolidated Subsidiary directly in connection with such issuance or sale of such Capital Stock or conversion of such Debt.  In the case of an Acquisition where some or all of the consideration for the Acquisition is Capital Stock, the amount of proceeds received or deemed received in respect of such Capital Stock shall be equal to the shareholders' (or in the case of a limited liability company or partnership, the members' or partners') equity of the Person being so acquired immediately following the Acquisition, as determined in accordance with GAAP, less all non-cash, non-recurring charges required or appropriate under GAAP to be taken by the Borrower
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     and its Consolidated Subsidiaries for any period after February 28, 1998 as a result of the Acquisition, provided that in no instance shall "Net
                                  --------
     Proceeds of Capital Stock" as so calculated be less than zero.

          "Special Charges" means any restructuring charges, asset impairment
           ---------------
     charges, in-process research and development charges, and transaction expense charges required or appropriate under GAAP to be taken by the Borrower and its Subsidiaries, in each case net of taxes, in an aggregate amount not to exceed $111,200,000 as a result of (a) the acquisition of (i) Source Informatics Inc. and its subsidiaries and (ii) Physician Support Systems, Inc. and its subsidiaries, and (b) other such charges required or appropriate under GAAP to be taken by Borrower and its Consolidated Subsidiaries in the Fiscal Quarter ending February 28, 1998.

3.  REPRESENTATIONS AND WARRANTIES.  The Borrower represents and warrants to the
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Lenders as follows:

     (a) All representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of this First Amendment except for changes expressly permitted therein and except to the extent that such representations and warranties relate solely to an earlier date; and

     (b) After giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

4.  EFFECT OF FIRST AMENDMENT.  On and after the date this First Amendment
    -------------------------
becomes effective as provided herein (i) each and every reference in the Credit Agreement to "hereof," "hereunder," "herein," "hereby" and each other similar reference, and each and every reference to "this Agreement" and each other similar reference, shall refer to the Credit Agreement as amended hereby, and as the same may be further amended, restated or supplemented from time to time, and
(ii) each and every reference in the Loan Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this First Amendment, and as the same may be further amended, supplemented or restated from time to time. The Borrower confirms and agrees that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (ii) all other Loan Documents remain in full force and effect in accordance with their respective terms.

5.  RATIFICATION.  The Borrower hereby restates, ratifies and reaffirms each and
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every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof. To induce the Lenders to enter into this First Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower acknowledges and agrees that, as of the date hereof and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the obligations arising under the Credit Agreement or the other Loan Documents.

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6.  COUNTERPARTS.  This First Amendment may be executed in any number of
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counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

7.  CONDITION TO EFFECTIVENESS OF FIRST AMENDMENT.  This First Amendment shall
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not become effective or have any force or effect until counterparts of this
First Amendment have been executed on behalf of the Borrower and those Lenders constituting the Required Lenders under the terms of the Credit Agreement, and all such executed counterparts shall have been delivered to the Administrative Agent.

8.  MISCELLANEOUS.  This First Amendment shall be construed in accordance with
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and governed by the laws of the State of Georgia, without regard to the effect of conflicts of laws. This First Amendment shall be binding on, and shall inure to the benefit of and be enforceable by, the respective successors and permitted assigns of the parties hereto.

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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers or representatives as of the date first above written.

                                    NATIONAL DATA CORPORATION



                                    By: /s/ Robert L. Walker
                                       --------------------------------
                                       Name: Robert L. Walker
                                       Title: Chief Financial Officer


                                    THE FIRST NATIONAL BANK
                                       OF CHICAGO, AS ADMINISTRATIVE
                                       AGENT AND LENDER



                                    By: /s/ David T. McNeela
                                       --------------------------------
                                       Name: David T. McNeela
                                       Title: Authorized Agent


                                    WACHOVIA BANK, N.A., AS
                                       DOCUMENTATION AGENT AND LENDER



                                    By: /s/ John C. Cantry
                                       ---------------------------------
                                       Name: John C. Cantry
                                       Title: Banking Officer

                                      -4-
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                                    SUNTRUST BANK, ATLANTA, AS
                                         LENDER



                                    By: /s/ Brian K. Peters
                                       --------------------------------
                                       Name: Brian K. Peters
                                       Title: Vice President


                                    FIRST AMERICAN NATIONAL BANK,
                                         AS LENDER



                                    By: /s/ Suzanne T. Schriver
                                       ---------------------------------
                                       Name: Suzanne T. Schriver
                                       Title: Executive Vice President

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